Exhibit 99.1
INVESTOR PRESENTATION 2nd Quarter, 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Executive Summary Darwin Acquisition Financial Summary Appendix Agenda

Allied World's Franchise Six year old franchise with strong results since inception Diversified mix of business with operating platforms in Bermuda, Europe and the United States Strong risk management culture Excellent capitalization and financial flexibility Experienced executive management team Significant investment returns Strong financial strength and debt ratings Allied World's is a well-diversified property and casualty insurer and reinsurer

Key Business Strategies Leverage Diversified Underwriting Operations Pursue Profitable Business Opportunities Capitalize on ability to offer multiple products across global operating platform Focus marketing and distribution efforts on brand awareness and dedication to customer service Maintain lead positions in Bermuda excess casualty and direct property business U.S. - expand specialty business, utilize admitted capabilities and continue program initiative Reinsurance - build U.S. distribution platform to service existing clients and expand reinsurance book Europe - emphasis on U.K. and Western Europe and use of Lloyd's box Expand presence in rest of Europe and Asia Maintain Strong Risk Management Target risks in markets and layers that potentially generate attractive returns Continue to expand multi-dimensional ERM capabilities Manage property catastrophe exposure to a conservative level relative to total capital Maintain conservative investment strategy and prudent reserving practices

Diversified book of business by product lines and geography enables us to accommodate a broad range of market conditions Long-term strategy to emphasize direct insurance and casualty lines Diversified Underwriting Portfolio Reinsurance Casualty Healthcare Professional Liability General Casualty Energy General Property Reinsurance Property East 0.322 0.047 0.167 0.141 0.042 0.216 0.065 6/08 YTD GPW = $843.7M Casualty / Property - 68% / 32% Direct / Reinsurance - 61% / 39% Business Type Splits - 6/08 YTD Gross Premiums Written by Segment and Office ($MM) Total June 2008 YTD Casualty Property Reinsurance Total Percent Bermuda 169.3 $ 104.0 $ 282.8 $ 556.1 $ 65.9% Europe 61.1 81.4 - 142.5 16.9% United States 68.8 32.7 43.6 145.1 17.2% 299.3 $ 218.1 $ 326.4 $ 843.7 $ 100.0% Percent 35.5% 25.8% 38.7% 100.0%

Operating Segments Overview 6/08 YTD GPW - $299m Locations: Bermuda, Europe & U.S. Lines General & Product Liability - Specialty insurance products to large organizations Professional Liability - D&O, employment practices, fiduciary & E&O Healthcare - Excess professional liability and other casualty coverages Leading Bermuda player in middle excess layers Casualty Property Leading direct writer out of Bermuda 6/08 YTD GPW - $218m Locations: Bermuda, Europe & U.S. Lines General Property - Physical property and business interruption coverage for commercial risks Energy - Various industries covered including oil and gas production, power generation and petrochemical Reinsurance Flexible reinsurance operation 6/08 YTD GPW- $326m Location: Bermuda & U.S. Lines General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Marine & Aviation

Executive Summary Darwin Acquisition Financial Summary Appendix Agenda

Allied World announced in June the execution of a definitive merger agreement to acquire Darwin Professional Underwriters, Inc. ("Darwin") Transaction valued at approximately $550 million Transaction expected to enhance current operations Transaction consistent with Allied World's stated strategy to increase market profile of U.S. insurance platform Darwin will be backed by a global franchise with excess of $8 billion in assets, about $3 billion in capital Transaction expected to close fourth quarter 2008 Darwin Acquisition Allied World's U.S. expansion initiatives are designed to build size, breadth and flexibility to sustain itself through all market cycles

Overview of Darwin Five year old U.S. based insurer with strong market identity across three major business lines: Errors and Omissions Medical Malpractice Directors and Officers Demonstrated healthcare expertise across all major lines Strong reputation for innovative approach to underwriting Advanced technology platform that enhances distribution Proven management and underwriting team Profitable growth since inception Strong balance sheet / conservative reserving philosophy Rated A- (Excellent) by A.M. Best Darwin is a well established specialty insurer focused on professional liability coverages

Acquisition Benefits Accelerates Allied World's expansion in the U.S. More than doubles Allied World's presence in the U.S. Acquire healthcare and professional liability books of existing business targeting small accounts that are complementary to Allied World U.S. middle-market insurance strategy Improves cycle management capabilities Darwin's profits protected by less price sensitive small account primary casualty business which provides diversification to Allied World's larger account excess capacity focus Expands Allied World's U.S. distribution network Darwin's strong reputation for innovation Enhanced technology with Darwin's "i-bind(r)" capabilities Deepens management talent Focus on successful management of integration risk Acquisition expected to enhance both companies' market profile

Executive Summary Darwin Acquisition Financial Summary Appendix Agenda

1st Half 2008 Financial Highlights Strong Results Net income - $210.2 million, includes $77.6 million of underwriting income and $149.3 million of net investment income Operating Income - $211.2 million, a 19.0% annualized return on average shareholders' equity Combined Ratio - 85.6% which benefited by 17.0 points from net favorable reserve development Cash Flow - $376.6 million from operations Book Value Growth Diluted Book Value Per Share - Increased 12.0% on an annualized basis to $45.09 despite impact of $70.9 million of unrealized losses in investment portfolio resulting from rise in interest rates during the second quarter Consistent Performance 9 out of the last 10 quarters with operating income in excess of $100 million and annualized operating return on average equity of 18% or better Leverage Measures Improved Despite Stock Acquisition from AIG Acquired $563.4 million in shares from AIG in December 2007 to improve capital position Capital base approached $2.9 billion as of June 30, 2008 Invested asset base of $6.5 billion, 79.6% of fixed income portfolio rated AAA Debt / capital ratio of 17.3% at June 30, 2008

Loss & LAE Ratio Expense Ratio Operating Income ($MM) Q1 2006 0.667 0.184 104 Q2 2006 0.589 0.193 112 Q3 2006 0.569 0.2 123 Q4 2006 0.539 0.214 134 Q1 2007 0.579 0.218 120 Q2 2007 0.581 0.219 125 Q3 2007 0.611 0.23 112 Q4 2007 0.582 0.232 118 Q1 2008 0.525 0.257 128 Q2 2008 0.662 0.27 83 Strong Underwriting = Consistent Results 85.1% 78.2% 76.9% 75.3% 79.7% 80.0% 84.1% 81.4% 93.2% 78.2%

Expanding Operating Structure 2004 2005 2006 2007 June 2008 All Bermuda Companies Average(1) 0.247 0.238 0.263 0.27 0.282 Class of 2001 Average(2) 0.260833333 0.257166667 0.282 0.285 0.304 Allied World 0.194 0.187 0.198 0.225 0.263 1 All Bermuda Companies Average includes Arch, Endurance, Aspen, Platinum, Montpelier, Axis, ACE, XL Capital, Everest Re, Partner Re, Renaissance Re, IPC, Max Re and Argonaut. 2 Class of 2001 Average includes expense ratios for Arch, Endurance, Aspen, Platinum, Montpelier and Axis. Greater percentage of direct business results in lower acquisition cost ratio 2008 underwriting expense ratio of 26.3% reflects the investment in the expansion of our U.S. operating platform Underwriting Expense Ratios

Investment Income Momentum Cumulative operating cash flows Total investments end of period Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2002 0.7 1.6 82 2003 1.8 1.5 101 2004 2.8 1.4 129 113 2005 3.6 1.3 179 192.3 2006 4.4 1.5 240 2007 5.2 1 265.6 6/8/2008 5.5 1 Investment income is driven by strong operating cash flows & growth in invested assets Portfolio Yield 4.4% 3.7% 3.5% 3.9% 4.5% 4.9% 4.7% Paid Loss Ratio 1.0% 8.5% 15.3% 33.8% 38.6% 38.4% 32.3% Net Investment Income Net Investment Income / Net Premiums Earned 2002 81.6 0.188 2003 101 0.087 2004 129 0.097 2005 179 0.14 2006 244 0.195 2007 297.9 0.257 6/8/2008 149.3 0.275 Strong Cash Flows = Increased Asset Base Increased Asset Base = Greater Investment Returns

U.S. Treasuries 0.32 Corporate Bonds 0.21 MBS 0.3 Cash 0.08 Hedge Funds 0.03 ABS 0.02 Non-US Sovereign 0.02 High Yield Funds 0.02 Conservative, with diversified fixed-income portfolio: 98.5% investment grade fixed income securities 79.6% of fixed income portfolio is rated AAA Hedge Funds 3% ABS 2% Non-U.S. Sovereign 2% Other 2% Total: $6.5B Portfolio Yield: 4.7% Duration: 3.4 Investment Portfolio

2003 2004 2005 2006 2007 6/8/2008 Property 50.2 18.4 71.8 30.3 10 11 Casualty 0 43.4 22.7 63.4 71 47 Reinsurance 6.6 17.8 17 12.4 3 2 Total 15 15 15 15 15 15 Reserves 4.9% above mid-point of range at June 30, 2008 Net favorable reserve development in each of the last 5 years Released $33 million of KRW reserves in first quarter 2008 78.9% of reserves are IBNR Casualty Property Reinsurance Low Estimate 1389 266 776 Carried 1960 358 1068 High Estimate 2233 450 1343 Net Loss & LAE Reserve Mix at June 30, 2008 3/31/2006 IBNR Casualty 50 IBNR Reins 24 OSLR Property 7 OSLR Reins 7 OSLR Casualty 7 IBNR Prop 4 OSLR Property 6% IBNR Casualty 51% OSLR Casualty 7% IBNR Reinsurance 24% OSLR Reinsurance 7% IBNR Property 4% 6/30/08 Total: $3.39bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at June 30, 2008 ($MM) Prudent Reserving Philosophy

Capital Management Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios Capitalization and strong leverage measures maintained after $563 million acquisition from AIG $1,946 $2,713 $2,602 $2,105 $2,837 Debt to Capital (EX AOCI) Ratio 0.00% 25.7% 18.4% 19.2% 17.6% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 11.9x

Conclusion Allied World expects to generate a mid teen ROE, assuming normalized catastrophe activity Strong underwriting franchise diversified by product and geography Solid six year operating history Seasoned, historically profitable book of business Proven risk management expertise Excellent capitalization, strong balance sheet and financial flexibility Experienced executive management team Strong financial strength and debt ratings Investment income momentum

Executive Summary Darwin Acquisition Financial Summary Appendix Agenda

Segment Results - Second Quarter 2008 & 2007

Segment Results - 1st Half 2008 & 2007

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating Income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized Return on Average Shareholders' Equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 24 - 26 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations